CASH AND CASH EQUIVALENTS (Tables)	12 Months Ended
Dec. 31, 2020
Cash and cash equivalents [abstract]
Disclosure of cash and cash equivalents

	As of December 31,
US$ MILLIONS	2020	2019
Cash	$8	$6
Cash equivalents(1)	184	198
Total cash and cash equivalents	$192	$204

(1)Short-term, highly liquid investments with maturities of less than 90 days at acquisition that are readily convertible to known amounts of cash and which are subject to an insignificant risk of changes in value.